UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2021

Zanite Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25101 Chagrin Boulevard, Suite 350

Cleveland, Ohio 44122

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (216) 292-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ZNTEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ZNTE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ZNTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously announced, Zanite Acquisition Corp., a Delaware corporation (“Zanite” or the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Embraer S.A., a Brazilian corporation (sociedade anônima) (“Embraer”), Embraer Aircraft Holding Inc., a Delaware corporation and a direct wholly-owned subsidiary of Embraer (“EAH”), and EVE UAM, LLC, a Delaware limited liability company and a wholly-owned subsidiary of EAH (“Eve”).

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of December 21, 2021, with respect to the Company. The purpose of this Form 8-K/A is to file the form of strategic warrant agreement that was previously not filed as Exhibit 10.2 to the form 8-K. No other changes are being made to the Form 8-K other than the changes described above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.2	Form of Strategic Warrant Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANITE ACQUISITION CORP.

Dated: December 21, 2021	By:	/s/ Steven H. Rosen
	Name:	Steven H. Rosen
	Title:	Co-Chief Executive Officer

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Exhibit 10.2

EXECUTION VERSION

FORM OF WARRANT AGREEMENT1

THIS WARRANT AGREEMENT, dated as of December 21, 2021 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), is by and between Zanite Acquisition Corp., a Delaware corporation (the “Company”) and [•], a [•] incorporated under the laws of [•] (the “Warrantholder[s]”).

WHEREAS, Warrantholder and Eve Soluções de Mobilidade Aérea Urbana Ltda., a company incorporated under the laws of the Federative Republic of Brazil (“Eve Brazil”), entered into a letter of intent, dated as of [•], 2021 (as may be amended, supplemented or otherwise modified from time to time, the “LOI”), pursuant to which, among other things, subject to the [completion of the Transactions and the PIPE Investment (each, as defined below)]2, Eve Brazil agreed to cause the Company to issue [one or more]3 equity warrants to the Warrantholder[s];

WHEREAS, on the date hereof, the Company, Embraer S.A., a Brazilian corporation (sociedade anônima) (“Embraer”), Embraer Aircraft Holding, Inc., a Delaware corporation (“EAH”), and EVE UAM, LLC, a Delaware limited liability company (“Eve”), entered into a Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “BCA”), pursuant to which, among other things, (a) Embraer will transfer all of the issued and outstanding common units of Eve to

[1]

Bracketed and/or footnoted provisions illustrate certain additional or alternative key provisions that were included in the forms specific to each Strategic Investor. Subject to the terms and conditions of each Warrant Agreement, Zanite has agreed to issue to the Strategic Investors new warrants to acquire an aggregate of (a) 14,150,000 shares of common stock, each with an exercise price of $0.01 per share, which warrants will be issued at the closing of the Transactions or in connection with the achievement of certain milestones following the closing of the Transactions, as follows: (i) warrants to acquire 6,300,000 shares of Common Stock will be issued and exercisable at the closing of the Transactions, but all such warrants (including the shares of Common Stock underlying such warrants) will be subject to restrictions on transfer until the date that is three or five years after the Closing Date, (ii) warrants to acquire 2,350,000 shares of Common Stock will be issued at the closing of the Transactions, but will only become exercisable upon receipt of the first type certification for eVTOL in compliance with certain airworthiness authorities, (x) receipt of the first binding commitment from a third party to purchase eVTOL jointly developed by Embraer and a certain Strategic Investor for the defense and security technology market, (y) eVTOL successful enter into service or (z) completion of initial term of a certain engineering services agreement to be entered into with a certain Strategic Investor, as applicable, (iii) warrants to acquire 200,000 shares of Common Stock will be issued and vested upon receipt of the first type certification for eVTOL in compliance with certain airworthiness authorities, (iv) warrants to acquire 4,800,000 shares of Common Stock will be issued and vested upon receipt of binding commitments from certain Strategic Investors for an aggregate of 500 eVTOLs, (v) warrants to acquire 300,000 shares of Common Stock will be issued and vested upon receipt of an initial deposit to purchase 200 eVTOLs from a certain Strategic Investor, and (vi) warrants to acquire 200,000 shares of Common Stock will be issued and vested upon mutual agreement to continue to collaborate beyond December 31, 2022 with a certain Strategic Investor; (b) 12,000,000 shares of common stock, each with an exercise price of $15.00 per share, which warrants will be issued and exercisable at the closing of the Transactions; and (c) 5,000,000 shares of common stock each with an exercise price of $11.50 per share, which warrants will be issued and exercisable at the Closing. In addition, Embraer has entered into arrangements with certain of such strategic investors to provide them with price protections in the amount of up to their $30 million aggregate commitments in the form of credits for parts and services or cash in exchange for the transfer of shares to Embraer.

[2]	In place of the bracketed language, certain Warrant Agreements included the following: term and conditions therein set forth.
[3]	In place of the bracketed language, certain Warrant Agreements included the following: certain.

EAH such that upon the transfer of such units, Eve will become a wholly owned subsidiary of EAH and (b) EAH will contribute and transfer to the Company, and the Company will receive from EAH all of the issued and outstanding common units of Eve, as consideration and in exchange for the issuance and transfer to EAH of shares of Class A common stock, par value $0.0001 per share, of the Company (“Common Stock”), in each case, on the terms and subject to the conditions set forth therein (collectively, the “Transactions”). Upon consummation of the Transactions, the Company’s name will change to “Eve Holding, Inc.”;

WHEREAS, in connection with the Transactions, on the date hereof, the Warrantholder entered into a subscription agreement (the “Subscription Agreement”) with the Company, pursuant to which, among other things, [the Warrantholder]4, agreed to subscribe for and purchase from the Company [•] ([•]) shares of Common Stock, for a purchase price of $10.00 per share, on the terms and subject to the conditions set forth therein (the “PIPE Investment”);

WHEREAS, in connection with the Transactions, and to give effect to Eve Brazil’s commitments under the LOI, the Company has, by resolution of its board of directors passed on or around the date hereof, resolved to create, issue and deliver the Warrant[s] (as defined below) to the Warrantholder pursuant to the terms and subject to the conditions set forth herein;

[Certain Warrant Agreements included the following:

WHEREAS, on the date hereof, [the Warrantholder]5 entered into a lock-up agreement in respect of the Warrant A and the Warrant A Shares (the “Lock-Up Agreement”);]

[Certain Warrant Agreements also included the following:

WHEREAS, on the date hereof, the Warrantholder and EAH entered into a Put Option (as defined in the LOI);]

WHEREAS, subject to the terms and conditions herein set forth, the [whole]6 Warrant [A] (as defined below) will entitle the holder thereof to purchase up to [•]shares of Common Stock [for]7 $[•] per [whole] share [Certain Warrant Agreements also included the following: and the Warrant B (as defined below) will entitle the holder thereof to purchase [up to] [•] shares of Common Stock for $[•] per [whole] share or the following: , each of the Warrant B (as defined below) and the Warrant D (as defined below) will entitle the holder thereof to purchase up to [•] shares of Common Stock and each of the Warrant C (as defined below) and the Warrant E (as defined below) will entitle the holder thereof to purchase up to [•] shares of Common Stock, in each case, for $[•] per whole share], subject to adjustment as described herein. [The Warrantholder will be able to exercise any fraction of the Warrant];

[4]	In a Warrant Agreement with two Warrantholders, this includes the name of the Warrantholder that agreed to make the PIPE Investment.
[5]	In a Warrant Agreement with two Warrantholders, this includes the name of the Warrantholder that entered into the Lock-Up Agreement.
[6]	In place of the bracketed language, certain Warrant Agreements included the following: each.
[7]	In place of the bracketed language, certain Warrant Agreements included the following: for an exercise price of.

[Certain Warrant Agreements included the following:

WHEREAS, pursuant to the LOI, Eve Brazil and Warrantholder will continue to negotiate (i) the Engineering Services Agreement (as defined in the LOI), (ii) the Priority Opportunities (as defined in the LOI), and (iii) the Supply Agreement (as defined in the LOI);

Or the following:

WHEREAS, pursuant to the LOI, Embraer and Warrantholder will continue to jointly study and explore a Potential Commercial Partnership (as defined in the LOI);]

WHEREAS, the Company desires to provide for the form and provisions of the Warrant[s], the terms and conditions upon which [it]8 shall be issued and exercised, and the respective rights, limitation of rights and immunities of the Company and the Warrantholder[s]; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrant[s], when executed by [or on behalf of] the Company, as provided herein, the [valid, binding and legal obligations]9 of the Company, and to authorize the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Definitions and Interpretation.

1.1 Definitions. In this Agreement, unless the context otherwise requires, each of the following words and expressions shall have the following meanings:

“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, whether through one or more intermediaries or otherwise. The term “control” (including, with correlative meaning, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble to this Agreement.

[Certain Warrant Agreements included the following:

“Aircraft Binding Commitment” means [a firm, legally binding commitment pursuant to which [the] Warrantholder or any of its Affiliates has placed a firm order for an aggregate of up to [•] ([•]) eVTOLs, or any combination of such commitments that results in an order, without duplication, for up to [•] ([•]) eVTOLs, in each case pursuant to the terms and conditions of the LOI[, the Partnership Agreement] or the Purchase Agreement, as applicable]10.

[8]	In place of the bracketed language, certain Warrant Agreements included the following: they.
[9]	In place of the bracketed language, certain Warrant Agreements included the following: legally valid and binding obligations.
[10]

In place of the bracketed language, certain Warrant Agreements included the following: a definitive purchase agreement pursuant to which Warrantholder and/or any of its Affiliates firmly commits to purchase an aggregate of [•] ([•]) eVTOLs.

“Aircraft Binding Commitment Notice” has the meaning set forth in [Section 3.2.1]11.]

[Certain Warrant Agreements also included the following:

“Airworthiness Authority” means ANAC—Agência Nacional de Aviação Civil (Brazil), EASA—European Aviation Safety Agency (Europe), FAA—Federal Aviation Administration (United States of America) and any successors thereto, as applicable, or such other airworthiness authority that the Company and a Warrantholder may agree, under which eVTOL will be certified, and any successor thereto.]

“Alternative Issuance” has the meaning set forth in Section 6.4.

“BCA” has the meaning set forth in the recitals to this Agreement.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, [New York,] [USA,] Cleveland, Ohio[, USA] or São Paulo, Brazil [certain Warrant Agreements also included the following: Saint Helier, Jersey or Dublin, Ireland] are authorized or required by law to close.

“Closing” has the meaning set forth in Section 2.1.

“Commission” has the meaning set forth in [Section 8.5(a)]12.

“Common Stock” has the meaning set forth in the recitals to this Agreement.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Prospectus” has the meaning set forth in [Section 9.1]13.

[Certain Warrant Agreements included the following:

“Completion of Initial Term” has the meaning set forth in Section 5.2.1.]

[Certain Warrant Agreements included the following:

“Corporate Event Adjustments” has the meaning set forth in Section 5.1.1.]

“EAH” has the meaning set forth in the recitals to this Agreement.

[11]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 3.4.
[12]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 9.5(a) or the following section: Section 8.4(a).
[13]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 10.1.

“Effectiveness Date” has the meaning set forth in [Section 8.5(a)]14.

“Election to Purchase” has the meaning set forth in [Section 5.3.1]15.

“Embraer” has the meaning set forth in the recitals to this Agreement.

“enforcement action” has the meaning set forth in [Section 9.4]16.

“Eve” has the meaning set forth in the recitals to this Agreement.

“Eve Brazil” has the meaning set forth in the recitals to this Agreement.

[Certain Warrant Agreements included the following:

“eVTOL” means a passenger or cargo aircraft with hybrid/electric propulsion with vertical take-off and landing capabilities, with maximum range of no more than 200 nautical miles (370.4 kilometers).]

[Certain Warrant Agreements included the following:

“eVTOL Successful Entry Into Service” has the meaning set forth in Section 5.2.2.]

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Period” has the meaning set forth in [Section 5.2]17.

“Expiration Date” has the meaning set forth in [Section 5.2]18.

“Fair Market Value” [has the meaning set forth in [Section 5.3.1(b)]19 [and] Section 6.1 [certain warrant agreements also referenced the following section: [Section 8.4]20 [, as applicable] [in place of the foregoing, certain Warrant Agreements included the following: means, as of any particular date: (a) (i) the volume weighted average of the closing sales prices of the Company’s Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (ii) if there have

[14]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 9.5(a) or the following section: Section 8.4(a).
[15]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 5.3 or the following section: Section 5.4 or the following: Section 5.4.1.
[16]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 10.4.
[17]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 5.2.2 or the following section: Section 5.2.4.
[18]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 5.2.2 or the following section: Section 5.2.4.
[19]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 5.4.1(b).
[20]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 8.4.4(b).

been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (iii) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over ten (10) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading; or (b) if at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the fair market value per share as determined jointly by the Company’s board of directors and the Warrantholder; provided that if the Company’s board of directors and the Warrantholder are unable to agree on the fair market value per share of the Common Stock within a reasonable period of time, such fair market value shall be determined by a nationally recognized investment banking, accounting or valuation firm jointly selected by the Company’s board of directors and the Warrantholder.].

[Certain Warrant Agreements included the following:

“First Defense Market Sale” means a firm, legally binding commitment pursuant to which a third party has placed the first firm order for an eVTOL jointly developed by Embraer and the Warrantholder pursuant for the defense & security technology market pursuant to the Partnership Agreement (as defined in the LOI).

“First Defense Market Sale Notice” has the meaning set forth in Section 5.2.2.]

“Filing Date” has the meaning set forth in [Section 8.5(a)]21.

“foreign action” has the meaning set forth in [Section 9.4]22.

[Certain Warrant Agreements included the following:

“Lock-Up Agreement” has the meaning set forth in the recitals to this Agreement.]

“LOI” has the meaning set forth in the recitals to this Agreement.

[Certain Warrant Agreements included the following:

“Losses” has the meaning set forth in Section 8.5(e)(i)]

[21]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 9.5(a) or the following section: Section 8.4(a).
[22]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 10.4.

“Opt-Out Notice” has the meaning set forth in [Section 8.5(d)]23.

“Person” means any individual, firm, corporation, partnership, limited partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or any political subdivision, agency or instrumentality or other entity of any kind.

“PIPE Investment” has the meaning set forth in the recitals to this Agreement.

[Certain Warrant Agreements included the following:

“Prospectus” has the meaning set forth in [Section 8.5(e)]24.]

[Certain Warrant Agreements included the following:

“Redemption Date” has the meaning set forth in Section 8.2.

“Redemption Period” has the meaning set forth in Section 8.2.

“Redemption Price” has the meaning set forth in Section 8.1.]

“Registration Statement” has the meaning set forth in [Section 8.5(a)]25.

“Subscription Agreement” has the meaning set forth in the recitals to this Agreement.

“Suspension Event” has the meaning set forth in [Section 8.5(c)]26.

“Transactions” has the meaning set forth in the recitals to this Agreement.

“Trust Account” has the meaning set forth in [Section 9.1]27.

[Certain Warrant Agreements included the following:

“Type Certification” means the document that grants the airworthiness approval for the Company’s eVTOL confirming that the Company’s eVTOL design complies with the airworthiness requirements established by the Airworthiness Authority. For purposes of clarity, “Type Certification” includes, but is not limited to, the approval of the type design, the issuance of a production certificate and the issuance of an airworthiness certificate, by the Airworthiness Authority.]

[23]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 9.5(d) or the following section: Section 8.4(d).
[24]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 9.5(e)(i) or the following section: Section 8.5(e)(i).
[25]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 9.5(a) or the following section: Section 8.4(a).
[26]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 9.5(c) or the following section: Section 8.4(c).
[27]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 10.1.

“Warrant[s] [A]” [means the warrant issued by the Company in accordance with this Agreement and all rights conferred by it, including the subscription rights, in respect of the Warrant [A] Shares] [in place of the foregoing, certain Warrant Agreements included the following: has the meaning set forth in Section 3.1 or the following: means, collectively, Warrant A-1, Warrant A-2, and Warrant A-3].

[Certain Warrant Agreements included the following:

“Warrant A Exercise Period” has the meaning set forth in Section 5.2.3.

“Warrant A-1 Exercise Period” has the meaning set forth in Section 5.2.1.

“Warrant A-2 Exercise Period” has the meaning set forth in Section 5.2.2.

“Warrant A-3 Exercise Period” has the meaning set forth in Section 5.2.3.

“Warrant A Expiration Date” has the meaning set forth in Section 5.2.3.

“Warrant A-1 Expiration Date” has the meaning set forth in Section 5.2.1.

“Warrant A-2 Expiration Date” has the meaning set forth in Section 5.2.2.

“Warrant A-3 Expiration Date” has the meaning set forth in Section 5.2.3.]

[Certain Warrant Agreements included the following:

“Warrant A Exercise Period” has the meaning set forth in Section 5.2.1.

“Warrant A Expiration Date” has the meaning set forth in Section 5.2.1.]

“Warrant[s] [A] Shares” [means [•] ([•]) shares of Common Stock] [in place of the foregoing, certain Warrant Agreements included the following: means, collectively, Warrant A-1 Shares, Warrant A-2 Shares, and Warrant A-3 Shares

“Warrant A Price” has the meaning set forth in Section 5.1.1.

“Warrant A-1” means the Warrant A issued by the Company in accordance with this Agreement and all rights conferred by it, including the subscription rights, in respect of the Warrant A-1 Shares.

“Warrant A-1 Shares” means [•] ([•]) shares of Common Stock.

“Warrant A-2” means the Warrant A issued by the Company in accordance with this Agreement and all rights conferred by it, including the subscription rights, in respect of the Warrant A-2 Shares.

“Warrant A-2 Shares” means [•] ([•]) shares of Common Stock.

“Warrant A-3” means the Warrant A issued by the Company in accordance with this Agreement and all rights conferred by it, including the subscription rights, in respect of the Warrant A-3 Shares.

“Warrant A-3 Shares” means [•] ([•]) shares of Common Stock.].

[Certain Warrant Agreements included the following:

“Warrant B” [means the warrant issued by the Company in accordance with this Agreement and all rights conferred by it, including the subscription rights, in respect of the Warrant B Shares] [in place of the foregoing, certain Warrant Agreements included the following: has the meaning set forth in Section 3.2.2].

“Warrant B Shares” means [•] ([•]) shares of Common Stock.]

[Certain Warrant Agreements included the following:

“Warrant B Exercise Period” has the meaning set forth in [Section 5.2.1] [in place of the foregoing, certain Warrant Agreements referenced the following section: Section 5.2.4].

“Warrant B Expiration Date” has the meaning set forth in [Section 5.2.1] [in place of the foregoing, certain Warrant Agreements referenced the following section: Section 5.2.4].]

[Certain Warrant Agreements included the following:

“Warrant B Price” has the meaning set forth in Section 5.1.2]

[Certain Warrant Agreements included the following:

“Warrant C” means the warrant issued by the Company in accordance with this Agreement and all rights conferred by it, including the subscription rights, in respect of the Warrant C Shares.

“Warrant C Shares” means [•] ([•]) shares of Common Stock.

“Warrant D” means the warrant issued by the Company in accordance with this Agreement and all rights conferred by it, including the subscription rights, in respect of the Warrant D Shares.

“Warrant D Shares” means [•] ([•]) shares of Common Stock.

“Warrant E” means the warrant issued by the Company in accordance with this Agreement and all rights conferred by it, including the subscription rights, in respect of the Warrant E Shares.

“Warrant E Shares” means [•] ([•]) shares of Common Stock.]

“Warrant Price” has the meaning set forth in [Section 5.1]28.

“Warrant Register” has the meaning set forth in Section 4.3.1.

[Certain Warrant Agreements included the following:

“Warrant Shares” means, collectively, [the Warrant A Shares]29 and the Warrant B Shares.]

“Warrantholder” has the meaning set forth in the preamble to this Agreement.

[Certain Warrant Agreements included the following:

“Warrants” means, collectively, Warrant A, [and] Warrant B [Certain Warrant Agreements included the following: Warrant C, Warrant D and Warrant E].]

1.2 Interpretation.

1.2.1 Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby,” “hereto,” “hereunder” and derivative or similar words refer to this entire Agreement; (iv) the terms “Section” or “Exhibit” refer to the specified Section or Exhibit of this Agreement; (v) the word “including” shall mean “including, without limitation”; (vi) the word “or” shall be disjunctive but not exclusive; (vii) reference to any Person includes such Person’s successors and permitted assigns; (viii) reference to any statutes or regulations means such statute or regulation as amended, modified, codified, replaced or re-enacted, in whole or in part, from time to time, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder; and (ix) references to amounts of currency are references to United States Dollars.

1.2.2 Unless the context of this Agreement otherwise requires, (i) references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation; and (ii) all the agreements (including this Agreement), documents or instruments herein defined mean such agreements, documents or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof.

1.2.3 Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded, and if the last day of such period is not a Business Day, the period shall end on the immediately following Business Day.

[28]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 5.1.2.
[29]	In place of the bracketed language, certain Warrant Agreements included the following: each Warrants A Shares.

2. Effectiveness, Conditions and Termination.

2.1 The issuance of the Warrant[s] and [the]30 Warrantholder’s right to exercise its rights under this Agreement shall be conditional upon the consummation of the Transactions and the consummation of the PIPE Investment (the “Closing”). This Agreement shall automatically terminate upon the termination of the BCA [or upon the mutual written agreement of the parties hereto].

2.2 The Warrant[s], if and when issued, will be subject to the Company’s bylaws and certificate of incorporation and the terms and conditions of this Agreement, which are binding upon the Company and the Warrantholder[s]. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Company’s bylaws or certificate of incorporation, this Agreement shall prevail between the Company and the Warrantholder[s].

3. Issue of the Warrant.

[Certain Warrant Agreements included the following: 3.1. Warrants Issued at Closing.] Subject to Section 2.1, [at] [in place of the foregoing, certain Warrant Agreements included the following: immediately after] the Closing, the Company shall issue [the Warrant [A]] [in place of the foregoing, certain Warrant Agreements included the following: the Warrant A and the Warrant B or the following: a warrant to acquire the Warrant A Shares at an initial exercise price of $0.01 per share (subject to adjustments as set forth herein) (“Warrant A”)] to [the Warrantholder]31.

[Certain Warrant Agreements included the following:

3.2. Warrants Issued Upon Aircraft Binding Commitment.

3.2.1 [Subject to Section 2.1, (a) within fifteen (15) Business Days of an Aircraft Binding Commitment being entered into, the Warrantholder shall] [in place of the foregoing, certain Warrant Agreements included the following: Following the Closing and the execution of an Aircraft Binding Commitment, the Warrantholder shall, within fifteen (15) Business Days after the execution of the Aircraft Binding Commitment,] send to the Company notice: (i) specifying the date on which the Aircraft Binding Commitment was entered into; and (ii) a copy of the Aircraft Binding Commitment (such notice, the “Aircraft Binding Commitment Notice”). For the avoidance of doubt, no other Warrant shall be issued in connection to this Section 3.2.1 if the Warrantholder or any of its Affiliates enters into any additional Aircraft Binding Commitment.

3.2.2 Subject to Section 2.1, within [ten] ([10])32 Business Days of receipt of the Aircraft Binding Commitment Notice, the Company shall issue [the Warrant B] to the Warrantholder [in accordance with Section 5.1.1 [in place of the foregoing, certain Warrant Agreements included the following: a warrant to acquire the Warrant B Shares at an initial price of $[•] per share (subject to adjustment as set forth herein) (“Warrant B”)].]

[In place of the foregoing, certain Warrant Agreements included the following:

[30]	In place of the bracketed language, certain Warrant Agreements included the following: each.
[31]	In a Warrant Agreement with two Warrantholders, this includes the name of the Warrantholder that agreed to make the PIPE Investment.
[32]	In place of the bracketed language, certain Warrant Agreements included the following: five (5).

3.2 Warrants Issued upon Payment of Initial Deposit. Subject to Section 2.1, within ten (10) Business Days following payment by [•], directly or indirectly through one of its Affiliates, to Eve Brazil, on or before March 27, 2023, of a refundable initial deposit of $200,000 (representing $1,000 per eVTOL that [•], directly or indirectly through one of its Affiliates, is interested in acquiring on a firm commitment basis), the Company shall issue the Warrant B to [•] or, subject to the Company’s prior written consent (which may not be unreasonably withheld, conditioned or delayed), another party that is an “accredited investor” (as such term is defined in Regulation D under the Securities Act) to be designated by [•]; provided that the Company’s prior written consent shall not be needed to issue the Warrant B to an Affiliate of [•]; provided, further, that such Affiliate must enter into a written agreement with the Company agreeing to be bound by the transfer and other restrictions contained in this Agreement.

3.3 Warrants Issued upon Mutual Agreement to Continue to Collaborate. Subject to Section 2.1, if Eve Brazil and [•] continue to collaborate to jointly identify potential eVTOL operators and jointly open new markets for the sale and lease of eVTOLs pursuant to the terms of the LOI, the Partnership Agreement or the Purchase Agreement, as applicable, beyond December 31, 2022, within [•] ([•]) Business Days thereof, the Company shall issue the Warrant C to [•] or, subject to the Company’s prior written consent (which may not be unreasonably withheld, conditioned or delayed), another party that is an “accredited investor” (as such term is defined in Regulation D under the Securities Act) to be designated by [•]; provided that the Company’s prior written consent shall not be needed to issue the Warrant C to an Affiliate of [•]; provided, further, that such Affiliate must enter into a written agreement with the Company agreeing to be bound by the transfer and other restrictions contained in this Agreement.

3.4 Warrants Issued upon Aircraft Binding Commitment. Subject to Section 2.1, (a) within fifteen (15) Business Days of an Aircraft Binding Commitment being entered into, a Warrantholder shall send to the Company notice: (i) specifying the date on which the Aircraft Binding Commitment was entered into; and (ii) a copy of the Aircraft Binding Commitment (such notice, the “Aircraft Binding Commitment Notice”), and (b) within ten (10) Business Days of receipt of the Aircraft Binding Commitment Notice, the Company shall issue the Warrant D to [•] or, subject to the Company’s prior written consent (which may not be unreasonably withheld, conditioned or delayed), another party that is an “accredited investor” (as such term is defined in Regulation D under the Securities Act) to be designated by [•]; provided that the Company’s prior written consent shall not be needed to issue the Warrant D to an Affiliate of [•]; provided, further, that such Affiliate must enter into a written agreement with the Company agreeing to be bound by the transfer and other restrictions contained in this Agreement. For the avoidance of doubt, no other Warrant shall be issued in connection to this Section 3.4 if [•] or any of its Affiliates enters into any additional Aircraft Binding Commitment.

3.5 Warrants Issued upon Type Certification. Subject to Section 2.1, within ten (10) Business Days after obtaining the first Type Certification, the Company shall issue the Warrant E to [•] or, subject to the Company’s prior written consent (which may not be unreasonably withheld, conditioned or delayed), another party that is an “accredited investor” (as such term is defined in Regulation D under the Securities Act) to be designated by [•]; provided that the Company’s prior written consent shall not be needed to issue the Warrant E to an Affiliate of [•]; provided, further, that such Affiliate must enter into a written agreement with the Company agreeing to be bound by the transfer and other restrictions contained in this Agreement. For the avoidance of doubt, no other Warrant shall be issued in connection to this Section 3.5 if the Company obtains any additional Type Certification.]

4. Warrant.

4.1 Form of Warrant. [The]33 Warrant [A] shall be issued in registered form only and, if a physical certificate is issued, shall be in substantially the form of Exhibit A hereto [and the Warrant B shall be issued in registered for only, and if a physical certificate is issued, shall be in substantially the same for of Exhibit B hereto, in each case], the provisions of which are incorporated herein and shall be signed by, or bear the facsimile signature of, the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary or other principal officer of the Company [who is empowered to represent the Company in this act]. In the event the Person whose facsimile signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such Person signed the Warrant before [the]34 Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance[, without any negative effect to its validity or effectiveness].

4.2 Effect of Countersignature. [If a physical certificate is issued,] unless and until countersigned by the Company pursuant to this Agreement, [the]35 Warrant certificate shall be invalid and of no effect and may not be exercised by [the] [in place of the foregoing, certain Warrant Agreements included the following: any] Warrantholder.

4.3 Registration.

4.3.1 Warrant Register. The Company [or the warrant agent, as applicable,] shall maintain books (the “Warrant Register”) for the registration of [the] original issuance [and transfers] of the Warrant[s]. Upon the [initial] issuance of the Warrant, the Company shall issue and register the Warrant[s] in the name[s] of the [relevant] [Warrantholder]36.

4.3.2 Registered Holder. [Prior to due presentment for registration of transfer of any Warrant pursuant to Section 7,] the Company may deem and treat the Person in whose name [the]37 Warrant is registered in the Warrant Register as the absolute owner of [the]38 Warrant [and of each Warrant represented thereby], for the purpose of any exercise thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

[33]	In place of the bracketed language, certain Warrant Agreements included the following: Each.
[34]	In place of the bracketed language, certain Warrant Agreements included the following: such.
[35]	In place of the bracketed language, certain Warrant Agreements included the following: a.
[36]	In place of the bracketed language, certain Warrant Agreements included the following: respective holders thereof.
[37]	In place of the bracketed language, certain Warrant Agreements included the following: such.
[38]	In place of the bracketed language, certain Warrant Agreements included the following: such.

5. Terms and Exercise of Warrant[s].

5.1 Warrant Price.

[5.1.1 Warrant A Price.] [Subject to Section 5.1.1 below with respect to Warrant B,] [the]39 Warrant [A] shall entitle the [relevant] Warrantholder, subject to the provisions of [the]40 Warrant [A] and this Agreement, to purchase from the Company [the number of]41 shares of Common Stock [stated therein], at [the price]42 of $[•] per share, subject to the adjustments provided in Section 6 hereof [(the “Warrant Price”)] [in place of the foregoing, certain Warrant Agreements included the following: . The term “Warrant Price” as used in this Agreement shall mean the price per share at which shares of Common Stock may be purchased at the time [the]43 Warrant [A] is exercised].

[Certain Warrant Agreements included the following:

5.1.1 Exercise of Warrant B. Notwithstanding anything to the contrary herein, the Warrantholder’s rights in respect of Warrant B, shall be exercised as follows: (i) in the case of an Aircraft Binding Commitment for [•] ([•]) eVTOLs, with respect to [•] ([•]) shares of Common Stock [(provided that, in accordance with Section 6.2 below, such number of shares shall be adjusted proportionally to reflect any splits, recapitalizations, combinations or other similar transactions affecting the Company’s Common Stock subsequent to the date hereof, “Corporate Event Adjustments”)] and (ii) in the case of an Aircraft Binding Commitment for less than [•] ([•]) eVTOLs, with respect to a number of shares of Common Stock equal to the quotient of (x) the result of the number of eVTOLs that are the subject of such Aircraft Binding Commitment multiplied by [•] ([•])[, or such number adjusted to reflect a Corporate Event Adjustment,] divided by (y) [•] ([•]). For the avoidance of doubt, the aggregate number of Warrant B Shares shall never exceed [•] ([•]) shares of Common Stock [other than as a result of Corporate Event Adjustments].]

[Certain Warrant Agreements included the following:

5.1.2 Warrant B Price. The Warrant B shall entitle the Warrantholder, subject to the provisions of the Warrant B and this Agreement, to purchase from the Company the number of shares of Common Stock stated therein, at the price of $[•] per share, subject to the adjustments provided in Section 6 hereof. The term “Warrant B Price” as used in this Agreement shall mean the price per share at which shares of Common Stock may be purchased at the time the Warrant B is exercised. The term “Warrant Price” as used in this Agreement shall mean the Warrant A Price or the Warrant B Price, as applicable.]

5.2 Duration of Warrant[s]. [[The]44 Warrant may be exercised only during the period (the “Exercise Period”) commencing on[, with respect to Warrant A,] the date on which [the Lock-Up Period (as defined in the Lock-Up Agreement) terminates or with respect to Warrants B, C, D and E, the date on which] [the]45 Warrant is issued pursuant to Section 3, and terminating on the earlier to occur of: (a) at 5:00 p.m., New York City time on the date that is [five (5) years] [in place of the foregoing, certain

[39]	In place of the bracketed language, certain Warrant Agreements included the following: each.
[40]	In place of the bracketed language, certain Warrant Agreements included the following: such.
[41]	In place of the bracketed language, certain Warrant Agreements included the following: up to [•] ([•]) of.
[42]	In place of the bracketed language, certain Warrant Agreements included the following: an exercise price.
[43]	In place of the bracketed language, certain Warrant Agreements included the following: each.
[44]	In place of the bracketed language, certain Warrant Agreements included the following: A.
[45]	In place of the bracketed language, certain Warrant Agreements included the following: such.

Warrant Agreements included the following: ten (10) years] after the date on which [the]46 Warrant is issued pursuant to Section 3; [and] (b) the liquidation of the Company[; and (c) the Redemption Date (as defined below) as provided in Section 8.3 hereof] (the “Expiration Date”). [[Except with respect to the right to receive the Redemption Price (as defined below) in the event of a redemption (as set forth in Section 8 hereof),] [the]47 outstanding Warrant[s] not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at 5:00 p.m. New York City time on the Expiration Date.] The Company in its sole discretion may extend the duration of the Warrant[s] by delaying the Expiration Date[; provided, however, that any such extension shall be identical in duration among all the Warrants].]

[In place of the foregoing, certain Warrant Agreements included the following:

5.2.1 Durant of Warrant A. The Warrant A may be exercised only during the period (the “Warrant A Exercise Period”) commencing on the date that is twelve (12) months after the execution of the Engineering Services Agreement (the “Completion of Initial Term”), and terminating on the earlier to occur of: (a) 5:00 p.m., New York City time on the date that is five (5) years after the Completion of Initial Term; (b) the liquidation of the Company; and (c) the Redemption Date (as defined below) as provided in Section 8.2 hereof (the “Warrant A Expiration Date”); provided that (i) neither the Company nor one of its Affiliates has terminated the Engineering Services Agreement for material breach of such agreement during the Initial Term and (ii) neither the Warrantholder nor one of its Affiliates has terminated the Engineering Services Agreement for any reason whatsoever.

5.2.2 Durant of Warrant B. The Warrant B may be exercised only during the period (the “Warrant B Exercise Period” and each of the Warrant B Exercise Period and the Warrant A Exercise Period, the “Exercise Period”) commencing on the date on which the Company’s eVTOL successfully enters into service (the “eVTOL Successful Entry Into Service”), and terminating on the earlier to occur of: (a) 5:00 p.m., New York City time on the date that is five (5) years after the eVTOL Successful Entry Into Service; (b) the liquidation of the Company; and (c) the Redemption Date (as defined below) as provided in Section 8.2 hereof (the “Warrant B Expiration Date” and each of the Warrant B Expiration Date and the Warrant A Expiration Date, an “Expiration Date”); provided that (i) the Company or one of its Affiliates has entered into a Supply Agreement with the Warrantholder or one of its Affiliates, (ii) neither the Company nor one of its Affiliates has terminated the Supply Agreement for material breach of such agreement from the date of execution of the Supply Agreement until the eVTOL Successful Entry Into Service and (ii) neither the Warrantholder nor one of its Affiliates has terminated the Supply Agreement for any reason whatsoever from the date of execution of the Supply Agreement until the eVTOL Successful Entry Into Service.

5.3 Except with respect to the right to receive the Redemption Price (as defined below) in the event of a redemption (as set forth in Section 8 hereof), each outstanding Warrant not exercised on or before the applicable Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at 5:00 p.m. New York City time on the applicable Expiration Date. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date; provided, however, that any such extension shall be identical in duration among all the Warrants.]

[46]	In place of the bracketed language, certain Warrant Agreements included the following: such.
[47]	In place of the bracketed language, certain Warrant Agreements included the following: each.

[Alternatively, certain Warrant Agreements included the following:

5.2.1 Duration of Warrant A-1. The Warrant A-1 may be exercised only during the period (the “Warrant A-1 Exercise Period”) commencing on the date of the Closing and terminating on the earlier to occur of: (a) 5:00 p.m., New York City time on the date that is five (5) years after the date of the Closing; (b) the date on which the Warrantholder has delivered a written notice committing to exercise the Put Option; (c) the liquidation of the Company; and (d) the Redemption Date (as defined below) as provided in Section 8.3 hereof (the “Warrant A-1 Expiration Date”).

5.2.2 Duration of Warrant A-2. The Warrant A-2 may be exercised only during the period (the “Warrant A-2 Exercise Period”) commencing on the [•] ([•]) Business Day after the date on which the Warrantholder sends to the Company notice specifying the date on which the First Defense Market Sale was entered into, together with a copy of the First Defense Market Sale related documents (such notice, the “First Defense Market Sale Notice”), and terminating on the earlier to occur of: (a) 5:00 p.m., New York City time on the date that is five (5) years after the First Defense Market Sale; (b) the date on which the Warrantholder has delivered a written notice committing to exercise the Put Option; (c) the liquidation of the Company; and (d) the Redemption Date (as defined below) as provided in Section 8.3 hereof (the “Warrant A-2 Expiration Date”).

5.2.3 Duration of Warrant A-3. The whole Warrant A-3 may be exercised only during the period (the “Warrant A-3 Exercise Period” and, together with the Warrant A-1 Exercise Period and with the Warrant A-2 Exercise Period, the “Warrant A Exercise Period”) commencing on the [•] ([•]) Business Day after the date on which the first Type Certification is obtained and terminating on the earlier to occur of: (a) 5:00 p.m., New York City time on the date that is five (5) years after the date on which the first Type Certification is obtained; (b) the date on which the Warrantholder has delivered a written notice committing to exercise the Put Option; (c) the liquidation of the Company; and (d) the Redemption Date (as defined below) as provided in Section 8.3 hereof (the “Warrant A-3 Expiration Date” and, together with the Warrant A-1 Expiration Date and with the Warrant A-2 Expiration Date, the “Warrant A Expiration Date”).

5.2.4 Duration of Warrant B. The Warrant B may be exercised only during the period (the “Warrant B Exercise Period” and, together with the Warrant A Exercise Period, the “Exercise Period”) commencing on the date of the Closing, and terminating on the earlier to occur of: (a) 5:00 p.m., New York City time on the date on which the first Type Certification is obtained; (b) the date on which the Warrantholder has delivered a written notice committing to exercise the Put Option; (c) the liquidation of the Company; and (d) the Redemption Date (as defined below) as provided in Section 8.3 hereof (the “Warrant B Expiration Date” and each of the Warrant B Expiration Date and the Warrant A Expiration Date, an “Expiration Date”).

5.3 Except with respect to the right to receive the Redemption Price (as defined below) in the event of a redemption (as set forth in Section 8 hereof), each outstanding Warrant not exercised on or before the applicable Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at 5:00 p.m. New York City time on the applicable Expiration Date. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date.]

5.3 Exercise of Warrant[s].

5.3.1 Payment. Subject to the provisions of the Warrant and this Agreement [(including, without limitation, [Section 5.2.1 and Section 5.2.2]48)], [the]49 Warrant may be exercised [on more than one occasion] by the [relevant] Warrantholder by delivering to the Company (i) the definitive warrant certificate evidencing the Warrant[s] to be exercised, (ii) an election to purchase (“Election to Purchase”) shares of Common Stock pursuant to the exercise of [the]50 Warrant, properly completed and executed by the [relevant] Warrantholder on the reverse of the definitive warrant certificate, and (iii) payment in full of the Warrant Price for each full share of Common Stock as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant[, the exchange of the Warrant for the shares of Common Stock and the issuance of such shares of Common Stock, as follows:

(a) in lawful money of the United States, [in good]51 certified check or good bank draft payable to the order of the Company or by wire transfer of immediately available funds[; [or]

(b) [in the event of a redemption pursuant to Section 8 hereof in which the Company’s board of directors has elected to require the Warrantholder to exercise [the]52 Warrant[s] on a “cashless basis,” by surrendering the Warrant[s] for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrant[s], multiplied by the excess of the “Fair Market Value” (as defined in this [Section 5.3.1(b)]53), over the Warrant Price by (y) the Fair Market Value. Solely for purposes of this [Section 5.3.1(b)]54 and Section 8[.3], (i) the “Fair Market Value” shall mean the average closing price of the Common Stock [in a Liquidation Event; and (ii) the “Liquidation Event” shall be a sale of all or substantially all of the assets of the Company, or any merger, reorganization or other transaction in which at least fifty percent (50%) of the outstanding voting power of the Company is transferred to any third party] [in place of the foregoing, certain Warrant Agreements included the following: for the ten (10) trading days ending on the third (3rd) trading day prior to the date on which the notice of redemption is sent to the holder of the Warrant pursuant to Section 8 hereof]; or

[48]	In place of the bracketed language, certain Warrant Agreements included the following: the conditions set forth in Sections 5.2.1, 5.2.2, 5.2.3 and 5.4.2 above.
[49]	In place of the bracketed language, certain Warrant Agreements included the following: a.
[50]	In place of the bracketed language, certain Warrant Agreements included the following: a.
[51]	In place of the bracketed language, certain Warrant Agreements included the following: by.
[52]	In place of the bracketed language, certain Warrant Agreements included the following: such.
[53]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 5.4.1(b).
[54]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 5.4.1(b).

(c)] as provided in [Section 9.4]55 hereof.]

[In place of the foregoing, certain Warrant Agreements included the following: in lawful money of the United States by certified check or bank cashier’s check payable to the order of the Company or by wire transfer of immediately available funds; provided that, notwithstanding anything contained herein to the contrary, the Warrantholder may exercise the Warrants in whole or in part in lieu of making a cash payment, by providing notice to the Company in a subscription form of its election to utilize a cashless exercise, in which event the Company shall issue to the Warrantholder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

Where:

X = the number of Warrant A Shares or Warrant B Shares, as applicable, to be issued to the Warrantholder.

Y = the number of Warrant A Shares or Warrant B Shares, as applicable, with respect to which a Warrant is being exercised.

A = the Fair Market Value of one share of Common Stock.

B = the Warrant Price.]

5.3.2 Issuance of Shares of Common Stock on Exercise. [As soon as practicable [but no later than [•] ([•]) Business Day] after] [in place of the foregoing, certain Warrant Agreements included the following: No later than [•] ([•]) Business Days following or the following: Within [•] ([•]) Business Days after] the exercise of any Warrant and the clearance of the funds in payment of the Warrant Price (if [other than a cashless exercise and] payment is pursuant to [Section 5.3.1[(a)]]56), the Company shall issue to the [relevant] Warrantholder [(or any Affiliate of the Warrantholder that the Warrantholder may nominate in writing along with the Election to Purchase)] a book-entry position or certificate, as applicable, for the number of full shares of Common Stock to which [the]57 Warrantholder is entitled, registered in the [relevant] Warrantholder’s name [or names of one or more Affiliates of the Warrantholder as directed by the Warrantholder]58], and [in the case of the Warrant B,] if [the]59 Warrant [B] shall not have been exercised in full, a countersigned Warrant for the number of shares of Common Stock as to which [the]60 Warrant shall not have been exercised. In no event will the Company be required to net cash settle the Warrant [B] exercise. [The Company may require the Warrantholder[s] to settle the Warrant[s] on a “cashless basis” pursuant to [Section 9.4]61. If, by reason of any exercise of [a]62 Warrant[s] on a “cashless basis,” the Warrantholder would be entitled, upon the exercise of [the]63 Warrant, to receive a fractional interest in a share of Common Stock, the Company shall round down to the nearest whole number, the number of shares of Common Stock to be issued to such holder.

[55]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 8.4.
[56]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 5.4.1(a).
[57]	In place of the bracketed language, certain Warrant Agreements included the following: such.
[58]

In place of the bracketed language, certain Warrant Agreements included the following: (or the name of any Affiliate of the Warrantholder that the Warrantholder may nominate in writing along with the Election to Purchase).

[59]	In place of the bracketed language, certain Warrant Agreements included the following: such.
[60]	In place of the bracketed language, certain Warrant Agreements included the following: such.
[61]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 8.4.
[62]	In place of the bracketed language, certain Warrant Agreements included the following: the.
[63]	In place of the bracketed language, certain Warrant Agreements included the following: such.

5.3.3 Valid Issuance. All shares of Common Stock issued upon the [proper] exercise of [the Warrant]64 [in place of the foregoing, certain Warrant Agreements included the following: Warrant A or Warrant B, as applicable,] in conformity with this Agreement shall be validly issued, fully paid and non-assessable.

5.3.4 Date of Issuance. [The]65 Warrantholder [or an Affiliate of the Warrantholder in whose name any such certificate for shares of Common Stock is issued]66 shall for all purposes be deemed to have become the holder of record of the shares of Common Stock issued upon exercise of [the]67 Warrant on the date on which [the]68 Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the share transfer books of the Company are closed, such Person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the share transfer books are open.

[Certain Warrant Agreements included the following:

5.4.5 Warrant Unavailability. The Warrants shall not be exercisable by the Warrantholder if the Warrantholder has failed to execute the Engineering Services Agreement]

6. Adjustments.

6.1 Stock Dividends. If after the date hereof, and subject to the provisions of Section 6.6 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a [forward or reverse] split[-up] of shares of Common Stock or other similar event, then, on the effective date of such stock dividend, split[-up] or similar event, the number of shares of Common Stock issuable on exercise of [the]69 Warrant shall be increased [or decreased] in proportion to such increase in the outstanding shares of Common Stock. A rights offering to all or substantially all holders of the Common Stock entitling holders to purchase shares of Common Stock at a price less than the “Fair Market Value” shall be deemed a stock dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for the Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Common Stock paid in such rights offering divided by (y) the Fair Market Value. For purposes of this

[64]	In place of the bracketed language, certain Warrant Agreements included the following: a Warrant.
[65]	In place of the bracketed language, certain Warrant Agreements included the following: a.
[66]	In place of the bracketed language, certain Warrant Agreements included the following: (or, if applicable, the relevant Affiliate that the Warrantholder nominated).
[67]	In place of the bracketed language, certain Warrant Agreements included the following: a.
[68]	In place of the bracketed language, certain Warrant Agreements included the following: such.
[69]	In place of the bracketed language, certain Warrant Agreements included the following: each.

Section 6.1, [(i)] if the rights offering is for securities convertible into or exercisable for shares of Common Stock, in determining the price payable for [the] shares of Common Stock, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion [and (ii) “Fair Market Value” means the volume weighted average price of the Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights].

6.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 6.6 hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of [the]70 Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

6.3 Adjustments in Warrant Price. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrant[s] is adjusted, as provided in Section 6.1 or 6.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying [the]71 Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrant[s] immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

6.4 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than a change under Section 6.1 or 6.2 hereof or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another entity or conversion of the Company as another entity (other than a consolidation or merger in which the Company is the continuing corporation (and is not a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock in substantially the same proportions immediately before such transaction) and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the holder[s] of the Warrant[s] shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrant[s] and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Warrant[s] would have received if such holder had exercised his, her or its Warrant(s) immediately prior to such event (the “Alternative Issuance”); provided, however, that if the holders of the Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets constituting the Alternative Issuance for which each Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Common Stock in such consolidation or merger that affirmatively make such election.

[70]	In place of the bracketed language, certain Warrant Agreements included the following: each.
[71]	In place of the bracketed language, certain Warrant Agreements included the following: such.

6.5 Notices of Changes in Warrant. Upon the occurrence of any event specified in Sections 6.1, 6.2, 6.3 or 6.4, the Company shall give [prompt] written notice of the occurrence of such event to [the]72 holder of [the]73 Warrant, at the last address set forth for such holder in the Warrant Register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

6.6 No Fractional Shares. Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional shares of Common Stock upon the exercise of Warrant[s]. If, by reason of any adjustment made pursuant to this Section 6, the holder of any Warrant would be entitled, upon the exercise of [the]74 Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to such holder.

6.7 Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 6, and Warrant[s] issued after such adjustment may state the same Warrant Price and the same number of shares of Common Stock as is stated in the Warrant[s] initially issued pursuant to this Agreement; provided, however, that the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

6.8 Other Events. In case any event shall occur affecting the Company as to which none of the provisions of the preceding subsections of this Section 6 are strictly applicable, but which would require an adjustment to the terms of the Warrant[s] in order to (i) avoid an adverse impact on the Warrant[s] and (ii) effectuate the intent and purpose of this Section 6, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by the Warrant[s] is necessary to effectuate the intent and purpose of this Section 6 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of the Warrant[s] in a manner that is consistent with any adjustment recommended in such opinion.

[72]	In place of the bracketed language, certain Warrant Agreements included the following: each.
[73]	In place of the bracketed language, certain Warrant Agreements included the following: a.
[74]	In place of the bracketed language, certain Warrant Agreements included the following: such.

7. Transfer of Warrant[s]. The Warrantholder[s] may not sell, assign, transfer, pledge or dispose of any portion of [the]75 Warrant without the prior written consent of the Company[, provided that the Warrantholder may sell, assign, transfer, pledge or dispose of any portion of a Warrant [(i)] without the prior [written] consent of the Company to [an] [in place of the foregoing, certain Warrant Agreements included the following: one or more of its] Affiliate of the Warrantholder, provided further that such Affiliate must enter into a written agreement with the Company agreeing to be bound by the transfer and other restrictions contained in this Agreement [and, in the case of any sale, assignment, transfer, pledge or disposal of any portion of the Warrant A[-1] during the Lock-Up Period (as defined in the Lock-Up Agreement), in the Lock-Up Agreement][, or (ii) with prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), to another Person that is an “accredited investor” (as such term is defined in Regulation D under the Securities Act)]].76

[Certain Warrant Agreements included the following:

8. Redemption.

8.1 Redemption of Warrant[s] for Cash. [Exclusively in case that a binding Liquidation Event has been entered into by the Company,] not less than all of the outstanding Warrant[s] may be redeemed, at the option of the Company, [within ten (10) Business Days from the execution of the binding agreements related to the Liquidation Event] [in place of the foregoing, certain Warrant Agreements included the following: at any time while they are exercisable and prior to their expiration], upon notice to the Warrantholder, as described in Section 8.2 below, at the [respective] Warrant Price (the “Redemption Price”). [Once a notice of redemption has been delivered, the Warrants shall be exercisable at all times thereafter until redemption.]

[75]	In place of the bracketed language, certain Warrant Agreements included the following: a.
[76]	In place of the bracketed language, certain Warrant Agreements include one of the following alternative languages:

[Notwithstanding the foregoing, this Warrant Agreement or the Warrant and any of the Warrantholder’s rights and obligations hereunder may be assigned to any fund or account managed by the same investment manager or investment advisor as the Warrantholder or by an Affiliate of such investment manager or investor advisor, without the prior consent of the Company; provided that such assignee(s) agrees in writing to be bound by the terms hereof. Upon such assignment by the Warrantholder, the assignee(s) shall become the Warrantholder hereunder and have the rights and obligations provided for herein to the extent of such assignment; provided, further, that, no assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment manager or investment advisor as the Warrantholder or by an Affiliate of such investment manager or investment advisor, unless consented to in writing by the Company (such consent not to be unreasonably conditioned, delayed or withheld).]

[Notwithstanding the foregoing, no assignment, transfer, pledge or disposal of any portion of a Warrant to an Affiliate of the Warrantholders shall relieve Warrantholder from any of its obligations hereunder and the Warrantholder shall cause its Affiliates receiving any portion of a Warrant to comply with the terms of this Agreement applicable to such Warrant, including, without limitation, the transfer restrictions set forth in this Section 7. Upon receipt of reasonable advance notice of a transfer to an Affiliate of the Warrantholder, the Company shall reissue and register such Warrants in the name of such Affiliate of the Warrantholder and take all other actions reasonably necessary to give effect to such transfer. Upon such transfer, such Affiliate of the Warrantholder receiving such Warrants shall have all the rights of the Warrantholder relating to such Warrants under this Agreement.]

8.2 Date Fixed for, and Notice of, Redemption. In the event that the Company elects to redeem all of the Warrant[s] pursuant to Section 8.1, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption shall be mailed [in place of the foregoing, certain Warrant Agreements included the following: e-mailed by the Company to the Warrantholder at [•], with a copy sent] by first class mail, postage prepaid, by the Company not less than thirty (30) days prior to the Redemption Date (such period, the “Redemption Period”) to the Warrantholder in accordance with Section 10.3. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Warrantholder received such notice.

8.3 Exercise After Notice of Redemption. The Warrant[s] may be exercised, for cash (or on a “cashless basis” in accordance with [Section 5.3.1(b)]77 of this Agreement) at any time after notice of redemption shall have been given by the Company pursuant to Section 8.2 hereof and prior to the Redemption Date. In the event that the Company determines to require the Warrantholder to exercise the Warrant[s] on a “cashless basis” pursuant to [Section 5.3.1(b)]78, the notice of redemption shall contain the information necessary to calculate the number of shares of Common Stock to be received upon exercise of the Warrant[s], including the “Fair Market Value” (as such term is defined in [Section 5.3.1(b)]79 hereof) in such case. On and after the Redemption Date, the record holder of the Warrant[s] shall have no further rights except to receive, upon surrender of the Warrant[s], the Redemption Price.]

8. 80Other Provisions Relating to Rights of [Holder[s] of Warrant[s]]81.

8.1 No Rights as Stockholder. [The]82 Warrant does not entitle [the]83 Warrantholder to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

8.2 Lost, Stolen, Mutilated, or Destroyed Warrant[s]. If any Warrant is lost, stolen, mutilated, or destroyed, the Company [may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof)]84 issue a new Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

[77]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 5.4.1(b).
[78]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 5.4.1(b).
[79]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 5.4.1(b).
[80]	In certain Warrant Agreements, this is Section 9 (not 8).
[81]	In place of the bracketed language, certain Warrant Agreements included the following: the Warrantholder.
[82]	In place of the bracketed language, certain Warrant Agreements included the following: A.
[83]	In place of the bracketed language, certain Warrant Agreements included the following: any.
[84]	In place of the bracketed language, certain Warrant Agreements included the following: shall.

8.3 Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that shall be sufficient to permit the exercise in full of all outstanding Warrant[s] issued pursuant to this Agreement.

[Certain Warrant Agreements included the following:

8.4 Cashless Exercise [at Company’s Option]. [If the Warrants are held by the Warrantholder or any of its Affiliates, the Warrantholder may exercise Warrants on a “cashless basis” by surrendering the Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (i) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the excess of the Fair Market Value over the Warrant Price by (ii) the Fair Market Value. Solely for purposes of this Section 8.4, the “Fair Market Value” shall mean the average closing price of the Common Stock for the ten (10) trading days ending on the trading day prior to the date on which the notice of exercise of the Warrants is sent to the Company.] If the Common Stock is at the time of any exercise of [the]85 Warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act (or any successor rule), the Company may, at its option, require the holder[s] of the Warrant[s] who exercise [the] Warrant[s] to exercise [the]86 Warrant[s] on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act (or any successor rule).]

8.4 Registration Rights.

(a) The [Warrantholder[s]]87 agree[s] that, as soon as practicable, but in no event later than thirty (30) calendar days after the first day of the Exercise Period of a Warrant (each, a “Filing Date”), the Company will file with the U.S. Securities and Exchange Commission (the “Commission”) (at the Company’s sole cost and expense) a registration statement registering the resale of the Warrant Shares issuable upon exercise of such Warrant (each, a “Registration Statement”), and the Company shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the ninetieth (90th) calendar day (if the Commission notifies the Company that it will “review” such Registration Statement) following the first day of the Exercise Period of such Warrant and (ii) the tenth (10th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review (each, an “Effectiveness Date”); provided, however, that if the Commission is closed for operations due to a government shutdown, the applicable Effectiveness Date shall be extended by the same amount of days that the Commission remains closed for operations; provided, further, that the Company’s obligations to include the applicable Warrant Shares in the Registration Statement are contingent upon the Warrantholder[s] furnishing in writing to the Company such information regarding the Warrantholder[s], the securities of the Company held by the Warrantholder[s], the intended method of disposition of the applicable Warrant Shares (which shall be limited to non-underwritten public offerings) and such other information as shall be reasonably requested by the Company to effect the registration of such Warrant Shares, and the Warrantholder[s] shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of any Registration Statement during any customary blackout or similar period or as permitted hereunder. Any failure by the Company to file a Registration Statement by the applicable Filing Date or to effect such Registration Statement by the

[85]	In place of the bracketed language, certain Warrant Agreements included the following: a.
[86]	In place of the bracketed language, certain Warrant Agreements included the following: such.
[87]	In place of the bracketed language, certain Warrant Agreements included the following: parties hereto.

applicable Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the applicable Registration Statement as set forth above in this [Section 9.5[(a)]]88. [Upon the request of the Warrantholder[s],] the Company will provide a draft of each Registration Statement to the Warrantholder[s] at least two (2) Business Days in advance of filing such Registration Statement[, and will reasonably promptly advise the Warrantholders when such Registration Statement has been declared effective by the Commission]. In no event shall the Warrantholder[s] be identified as a statutory underwriter in a Registration Statement unless requested by the Commission; provided, however, that, if the Commission requests that the Warrantholder[s] be identified as a statutory underwriter in a Registration Statement, the Warrantholder[s] will have an opportunity to withdraw the applicable Warrant Shares from such Registration Statement. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Warrant Shares proposed to be registered under a Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the applicable Warrant Shares by the Warrantholder[s] or otherwise, such Registration Statement shall register for resale such number of Warrant Shares which is equal to the maximum number of Warrant Shares as is permitted by the Commission. In such event, the number of shares of Common Stock to be registered for the Warrantholder[s] or other holders of shares of Common Stock named in such Registration Statement shall be reduced pro rata among all such holders. In the event the Company amends a Registration Statement in accordance with the foregoing, the Company will use its commercially reasonable efforts to promptly file with the Commission one or more registration statements to register the resale of those Registrable Securities that were not registered on such initial Registration Statement, as so amended[, and to cause such amendment or Registration Statement to become effective as promptly as reasonably practicable]. The Company will[, at its own expense,] use its commercially reasonable efforts to maintain the continuous effectiveness of each Registration Statement until all applicable securities cease to be Registrable Securities or such shorter period upon which each holder of Registrable Securities included in such Registration Statement have notified the Company that such Registrable Securities have actually been sold. The Company will provide all customary and commercially reasonable cooperation necessary to (i) enable the Warrantholder[s] to resell the applicable Warrant Shares pursuant to the applicable Registration Statement or Rule 144, as applicable, (ii) qualify the applicable Warrant Shares for listing on the primary stock exchange on which the [Company’s] Common Stock [are]89 then listed, (iii) update or amend each Registration Statement as necessary to include applicable Registrable Securities and (iv) provide customary notice to holders of Registrable Securities. “Registrable Securities” shall mean, as of any date of determination, with respect to a Registration Statement, the Warrant Shares and any other equity security of the Company issued or issuable with respect to the Warrant Shares registered for resale under such Registration Statement by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities with respect to a Registration Statement at the earliest of: (A) when the Warrantholder[s] cease[s] to hold any Registrable Securities registered for resale under such Registration Statement; (B) the date all Registrable Securities held by the Warrantholder[s] registered for resale under such Registration Statement may be sold without restriction under Rule 144, including, without limitation, any volume and manner of sale restrictions which may be applicable to Affiliates under Rule 144, and without the requirement for the Company to be in compliance with the current public information required under Rule 144, (C) when such securities shall have ceased to be outstanding or (D) [three (3) years from the date of effectiveness of the applicable Registration Statement] [in the place of the foregoing, certain Warrant Agreements included the following: two years following the expiration of the applicable Exercise Period].

[88]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 8.5(a).
[89]	In place of the bracketed language, certain Warrant Agreements included the following: is.

(b) In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform the Warrantholder[s] as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(i) except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to the Warrantholder[s], and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, for as long as the Warrantholder[s] continue[s] to hold applicable Registrable Securities;

(ii) advise the Warrantholder[s], as promptly as practicable but in any event, within three (3) Business Days:

(1) when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2) after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(3) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Warrant Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; [and]

(4) subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (and in the case of a prospectus, in the light of the circumstances under which they were made) not misleading[; and]

[(5)] Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising the Warrantholder[s] of such events, provide the Warrantholder[s] with any material, nonpublic information regarding the Company other than to the extent that providing notice to the Warrantholder[s] of the occurrence of the events listed in (1) through (4) above may constitute material, nonpublic information regarding the Company;

(iii) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv) upon the occurrence of any event contemplated in [Section 9.5(b)(ii)(4)]90, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to, as soon as reasonably practicable, prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Warrant Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) use its commercially reasonable efforts to cause all applicable Warrant Shares to be listed on the primary securities exchange or market, if any, on which the Common Stock [issued by the Company have been]91 listed;

(vi) allow the Warrantholder[s] to review [and consent to (which consent shall not be unreasonably withheld, conditioned or delayed)] disclosure specifically regarding the Warrantholder[s] in any Registration Statement on reasonable advance notice [(at least two (2) Business Days in advance of filing such Registration Statement)]; and

(vii) use its commercially reasonable efforts to take all other steps reasonably necessary to effect the registration of the Warrant Shares pursuant to this [Section 9.5]92.

(c) Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to delay the filing or postpone the effectiveness of any Registration Statement, and from time to time to require the Warrantholder[s] not to sell under any Registration Statement or to suspend the effectiveness thereof, if it determines (1) that in order for a Registration Statement not to contain a material misstatement or omission, (x) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, (y) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Company’s board of directors reasonably believes would require additional disclosure by the Company in such Registration Statement of material information that the Company has a bona fide business purpose or legal obligations for keeping confidential and the non-disclosure of which in such Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, to cause such Registration Statement to fail to comply with applicable disclosure requirements, or (z) in the good faith judgment of the majority of the members of the Company’s board of directors, [upon the advice of legal counsel,] such filing or effectiveness or use of such Registration Statement, would be seriously detrimental to the Company and the majority of the members of the Company’s board of directors concludes as a result that it is essential to defer such filing, or (2) to delay the filing or initial effectiveness of, or suspend use of, a Registration Statement and such delay or suspension arises out of, or is a result of, or is related to or is in connection with [any order, directive, guideline, comment or recommendation from the Commission or the Company’s auditor or accountant that is

[90]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 8.5(b)(ii)(4).
[91]	In place of the bracketed language, certain Warrant Agreements included the following: is then
[92]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 8.5.

applicable to the Company]93 or other changes to the financial statements related to accounting matters with respect to securities issued in, or other matters related to, the Company’s initial public offering (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend a Registration Statement on more than two (2) occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve (12)-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that a Registration Statement is effective or if as a result of a Suspension Event a Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Warrantholder[s] agree[s] that (i) it will immediately discontinue offers and sales of the applicable Warrant Shares under such Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Warrantholder[s] receive[s] copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, the Warrantholder[s] will deliver to the Company or, in the Warrantholder[s]’[s] sole discretion destroy, all copies of the prospectus covering the applicable Warrant Shares in the Warrantholder[s]’[s] possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the applicable Warrant Shares shall not apply (i) to the extent the Warrantholder[s] [is]94 required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

(d) The Warrantholder[s] may deliver written notice (an “Opt-Out Notice”) to the Company requesting that the Warrantholder[s] not receive notices from the Company otherwise required by this [Section 9.5]95; provided, however, that the Warrantholder[s] may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from the Warrantholder[s] (unless subsequently revoked), (i) the Company shall not deliver any such notices to the Warrantholder[s] and the Warrantholder[s] shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to the Warrantholder[s]’[s] intended use of an effective Registration Statement, the Warrantholder[s] will notify the Company in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this [Section 9.5(d)]96) and the related suspension period remains in effect, the Company will so notify the Warrantholder[s], within one (1) Business Day of the Warrantholder[s]’[s] notification to the Company, by delivering to the Warrantholder[s] a copy of such previous notice of Suspension Event, and thereafter will provide the Warrantholder[s] with the related notice of the conclusion of such Suspension Event promptly following its availability.

[93]	In place of the bracketed language, certain Warrant Agreements included the following: the Commission guidance.
[94]	In place of the bracketed language, certain Warrant Agreements included the following: are.
[95]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 8.5.
[96]	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 8.5(d).

[(e) Indemnification.

(i) The Company shall, notwithstanding the termination of this Agreement, indemnify and hold harmless, to the extent permitted by law, [the] Warrantholder[s], [its]97 directors, officers, employees, Affiliates, agents, and each Person who controls [the] Warrantholder[s] (within the meaning of Section 15 of the Securities Act [or the Exchange Act]) and the officers, directors and employees of each such controlling Person from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, any reasonable and documented attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) that arise out of, are based upon, or are caused by any [actual or alleged] untrue statement of material fact contained in any Registration Statement (or incorporated by reference therein), prospectus included in any Registration Statement [(“Prospectus”)] or preliminary [Prospectus]98 or any amendment thereof or supplement thereto or document incorporated by reference therein or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, except to the extent that such untrue statements, omissions or alleged omissions are caused by or contained in any information furnished in writing to the Company by or on behalf of such Warrantholder expressly for use therein. The Company shall notify Warrantholder[s] [in writing] promptly of the institution, threat or assertion (to the Company’s knowledge) of any proceeding arising from or in connection with the Registration Statement; provided, however, that the indemnification contained in this Section 9.5(e)[(i)] shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in connection with any failure of such Person to deliver or cause to be delivered a [Prospectus]99 made available by the Company in a timely manner or (B) in connection with any offers or sales effected by or on behalf of Warrantholder[s] in violation of this Agreement.

(ii) In connection with any Registration Statement in which [the] Warrantholder[s] [is]100 participating, Warrantholder[s] agree[s][, severally and not jointly with any other holder of Common Shares that is a party to any other subscription agreement,] to indemnify and hold harmless, to the extent permitted by law, the Company, its directors, officers, agents, employees and Affiliates and each Person or entity who controls the Company (within the meaning of Section 15 of the Securities Act) and the officers, directors and employees of each such controlling Person against any Losses, resulting from, arising out or that are based upon any [actual or alleged] untrue statement of material fact contained in the Registration Statement, [Prospectus]101 or preliminary [Prospectus]102 or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required

[97]	In place of the bracketed language, certain Warrant Agreements included the following: their respective.
[98]	In place of the bracketed language, certain Warrant Agreements included the following: prospectus relating thereto.
[99]	In place of the bracketed language, certain Warrant Agreements included the following: prospectus included in any Registration Statement.
100	In place of the bracketed language, certain Warrant Agreements included the following: are.
101	In place of the bracketed language, certain Warrant Agreements included the following: prospectus included in any Registration Statement.
102	In place of the bracketed language, certain Warrant Agreements included the following: prospectus relating thereto.

to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission was made (or not [contained]103 in the case of an omission) in reliance on, and in conformity with, any information or affidavit so furnished in writing by or on behalf of Warrantholder[s] expressly for use therein; provided, however, that in no event shall the liability of Warrantholder[s] be greater in amount than the dollar amount of the net proceeds received by Warrantholder[s] from the sale of Warrant Shares pursuant to such Registration Statement giving rise to such indemnification obligation and provided further that the indemnification contained in this [Section 9.5(e)]104 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Warrantholder[s] (which consent shall not be unreasonably withheld, conditioned or delayed).

(iii) Any Person entitled to indemnification [under this Section 9.5(e)]105 shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (2) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the [reasonable and documented] fees and expenses of more than one counsel (together with one firm of local counsel (in each jurisdiction)) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the written consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(iv) The indemnification provided under this [Section 9.5(e)]106 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, Affiliate or controlling Person of such indemnified party and shall survive the transfer of the Warrant Shares.

(v) If the indemnification provided under this [Section 9.5(e)]107 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party,

103	In place of the bracketed language, certain Warrant Agreements included the following: made.
104	In place of the bracketed language, certain Warrant Agreements referenced one of the following sections: [Section 8.5(e)] or [Section 8.5(e)(ii)].
105	In place of the bracketed language, certain Warrant Agreements included the following: herein.
106	In place of the bracketed language, certain Warrant Agreements included one of the following references: [Agreement] or [Section 8.5(e)].
107	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 8.5(e).

as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in [this] [Section 9.5(e)]108, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 9.5(e)(v) from any Person who was not guilty of such fraudulent misrepresentation. [Certain Warrant Agreements included the following: Any contribution pursuant to this Section 8(e)(v) by any seller of Warrant Shares shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Warrant Shares pursuant to the Registration Statement.]]

[Certain Warrant Agreements included the following:

(f) The Company will use its commercially reasonable efforts to (A) at the reasonable request of the Warrantholders, deliver all the necessary documentation to cause the transfer agent to the Company to remove all restrictive legends from any Registrable Securities being sold under the Registration Statement or pursuant to Rule 144 at the time of sale of such Registrable Securities, or that may be sold by the Warrantholders without restriction under Rule 144, including without limitation, any volume, information and manner of sale restrictions, and (B) deliver or cause its legal counsel to deliver to the transfer agent to the Company the necessary legal opinions or instruction letters required by the transfer agent to the Company, if any, in connection with the instruction under clause (A), in each case in the case of clauses (A) and (B), upon the receipt of the Warrantholders’ representation letters and such other customary supporting documentation as requested by (and in a form reasonably acceptable to) the Company and its counsel. The Warrantholders agree to disclose their respective beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Registrable Securities to the Company (or its successor) upon reasonable request to assist the Company in making the determination described above.]

9. Miscellaneous Provisions.

9.1 Trust Account Waiver. The Warrantholder[s] acknowledge[s] that the Company is a blank check company with the powers and privileges to effect an initial business combination. The Warrantholder[s] further acknowledge[s] that, as described in the prospectus dated November 16, 2020 (the “Company Prospectus”) available at www.sec.gov, substantially all of the Company assets consist of the cash proceeds of Company’s initial public offering and private placements of its securities and substantially all of those proceeds have been deposited in a trust account for the benefit of Company, certain of its public stockholders and the underwriters of Company’s initial public offering (the “Trust Account”). The Warrantholder[s] acknowledge[s] that [it has been]109 advised by the Company that, except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, the Trust Agreement (as defined in the Company Prospectus) provides that the cash in the Trust Account

108	In place of the bracketed language, certain Warrant Agreements referenced the following sections: Section 8.5(e)(i), Section 8.5(e)(ii) and Section 8.5(e)(iii).
109	In place of the bracketed language, certain Warrant Agreements included the following: they have.

may be disbursed only (i) if the Company completes the transactions [which] 110 constitute an initial business combination, then to those Persons and in such amounts as described in the Company Prospectus; (ii) if the Company fails to complete an initial business combination within the allotted time period and liquidates, subject to the terms of the Trust Agreement, to the Company in limited amounts to permit the Company to pay the costs and expenses of its liquidation and dissolution, and then to Company’s public stockholders; and (iii) if the Company holds a stockholder vote to amend Company’s amended and restated certificate of incorporation to modify the substance or timing of the obligation to redeem 100% of the Common Stock if the Company fails to complete an initial business combination within the allotted time period or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity, then for the redemption of any Common Stock properly tendered in connection with such vote. For and in consideration of the Company entering into this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Warrantholder[s] hereby irrevocably waive[s] any right, title, interest or claim of any kind they have or may have in the future in or to any monies in the Trust Account and agrees not to seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of, this Agreement [and any negotiations, contracts or agreements with Company]; provided that (x) [nothing in this Section 9.1 shall be deemed to limit Warrantholder’s right, title, interest or claim to the Trust Account by virtue of the Warrantholder’s redemption rights in connection with the Transactions with respect to any shares of Class A common stock of the Company owned by the Warrantholder, (y)] nothing herein shall serve to limit or prohibit any of the Warrantholder[s]’[s] right to pursue a claim against the Company for legal relief against monies or other assets held outside the Trust Account, for specific performance or other equitable relief in connection with the consummation of this Agreement, including a claim for the Company to specifically perform its obligations under this Agreement and cause the disbursement of the balance of the cash remaining in the Trust Account (after giving effect to the redemption of all Common Stock in accordance with the terms of this Agreement and the Trust Agreement) so long as such claim would not affect Company’s ability to fulfill its obligation to effectuate the redemption of all Common Stock, or for fraud, and [(y)]111 nothing herein shall serve to limit or prohibit any claims that the Warrantholder[s] may have in the future against Company’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds).

9.2 Successors and Assigns. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder[s] shall bind and inure to the benefit of their respective successors and permitted assigns. [The Warrantholder[s] shall not assign this Agreement or any part hereof without the prior written consent of the Company and any such transfer without the Company’s prior written consent shall be void.]112 [Certain Warrant Agreements included the following:

110	In place of the bracketed language, certain Warrant Agreements included the following: that.
111	In place of the bracketed language, certain Warrant Agreements included the following: (z).
112

In place of the bracketed language, certain Warrant Agreements included one of the following alternatives: [Accordingly, neither the Company nor the Warrantholder may, without the prior written consent of the other, assign or otherwise transfer the benefit of all or any of the other’s obligations under this Agreement, or any benefit arising under or out of this Agreement; provided that the Warrantholder may assign or otherwise transfer the benefit of all or any of its obligations under this Agreement, or any benefit arising under or out of this Agreement, to an Affiliate of the Warrantholder without the prior written consent of the Company, provided further that such Affiliate must enter into a written agreement with the Company agreeing to be bound by the transfer and other restrictions contained in this Agreement and, in the case of any sale, assignment, transfer, pledge or disposal of any portion of the Warrant A-1 during the Lock-Up Period (as defined in the Lock-Up Agreement), in the Lock-Up Agreement]; or [The Warrantholder[s] shall not assign this Agreement or any part hereof without the prior written consent of the Company and any such transfer without the Company’s prior written consent shall be void; provided that the Warrantholder may assign this Agreement (i) without the prior written consent of the Company to one or more of its Affiliates; provided, further, that such Affiliate must enter into a written agreement with the Company agreeing to be bound by the terms and other restrictions contained in this Agreement and, in the case of any assignment of any rights relating to the Warrant A during the Lock-Up Period (as defined in the Lock-Up Agreement), in the Lock-Up Agreement; or (ii) with prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), to another Person that is an “accredited investor” (as such term is defined in Regulation D under the Securities Act.].

Notwithstanding the foregoing, this Warrant Agreement or the Warrant and any of the Warrantholder’s rights and obligations hereunder may be assigned to any fund or account managed by the same investment manager or investment advisor as the Warrantholder or by an Affiliate of such investment manager or investor advisor, without the prior consent of the Company; provided that such assignee(s) agrees in writing to be bound by the terms hereof. Upon such assignment by the Warrantholder, the assignee(s) shall become the Warrantholder hereunder and have the rights and obligations provided for herein to the extent of such assignment; provided, further, that, no assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment manager or investment advisor as the Warrantholder or by an Affiliate of such investment manager or investment advisor, unless consented to in writing by the Company (such consent not to be unreasonably conditioned, delayed or withheld).]

9.3 Notices. Any notice, statement or demand authorized by this Agreement shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed, as follows:

If to the Company:

Zanite Acquisition Corp.

25101 Chagrin Boulevard, Suite 350

Cleveland, Ohio 44122

Attention:	Steven H. Rosen, Co-CEO
Email:	srosen@resiliencecapital.com

with a copy to:

EVE UAM, LLC

276 SW 34th Street

Fort Lauderdale, FL 33315

Attention:	Flávia Pavie
Email:	fpavie@eveairmobility.com

If to the Warrantholder[s]:

[•]

[with a copy to:

[•]

[Attention: [•]]

9.4 Applicable Law and Exclusive Forum. The validity, interpretation, and performance of this Agreement and of the Warrant[s] shall be governed in all respects by the laws of the State of New York[, without giving effect to conflict of laws]. [Subject to applicable law,] the Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive forum for any such action, proceeding or claim. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. [Notwithstanding the foregoing, the provisions of this paragraph will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum.]113

Any Person purchasing or otherwise acquiring any interest in the Warrant[s] shall be deemed to have notice of and to have consented to the forum provisions in this [Section 10.4]114. If any action, the subject matter of which is within the scope the forum provisions above, is filed in a court other than a court located within the State of New York or the United States District Court for the Southern District of New York (a “foreign action”) in the name of any warrant holder, such warrant holder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of New York or the United States District Court for the Southern District of New York in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”), and (y) having service of process made upon such warrant holder in any such enforcement action by service upon such warrant holder’s counsel in the foreign action as agent for such warrant holder.

9.5 Persons Having Rights under this Agreement. Nothing in this Agreement shall be construed to confer upon, or give to, any Person other than the parties hereto any right, remedy, or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns.

9.6 Counterparts. This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

9.7 Entire Agreement. This Agreement, [and] the Subscription Agreement [certain warrant agreements included the following: and the Lock-Up Agreement] constitute the entire agreement [between]115 the parties to this Agreement relating to the transactions contemplated hereby and thereby and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties hereto or any of their respective subsidiaries relating to the transactions contemplated hereby and thereby. [Certain Warrant Agreements included the following: For the avoidance of doubt, this Agreement does not supersede the LOI with respect to the [negotiation of the Purchase Agreement and the Partnership Agreement between EAH and the Warrantholder]116, and the terms of the LOI relating to the [Purchase Agreement, the Partnership Agreement and the Put Option]117, shall remain in full force and effect to the extent of and in accordance with their respective terms.]

113

In place of the bracketed language, certain Warrant Agreements included the following: Any such process or summons to be served upon the Warrantholder (or any of its Affiliates), the Company or the warrant agent may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.3 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party receiving such service in any action, proceeding or claim.

114	In place of the bracketed language, certain Warrant Agreements referenced the following section: Section 9.4.
115	In place of the bracketed language, certain Warrant Agreements included the following: among.
116

In place of the bracketed language, certain Warrant Agreements included one of the following alternatives: [negotiation of the Purchase Agreement and the Partnership Agreement]; [negotiation of the Engineering Services Agreement, including the Services, the Priority Opportunities as well as the Supply Agreement]; [study and exploration of the Potential Commercial Partnership or the Proposed eVTOL Purchase and the negotiation of the Purchase Agreement and the Partnership Agreement between Eve Brazil and the Warrantholder]; or [negotiation of the Potential Commercial Partnership and the negotiation of the Put Option between EAH and the Warrantholder].

117

In place of the bracketed language, certain Warrant Agreements included one of the following alternatives: [Purchase Agreement and the Partnership Agreement]; [Engineering Services Agreement, the Priority Opportunities and the Supply Agreement]; [Potential Commercial Partnership, the Proposed eVTOL Purchase, the Purchase Agreement and the Partnership Agreement]; or [Potential Commercial Partnership and the Put Option].

9.8 Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

9.9 Amendments. This Agreement may [be amended by the Company without the consent of the Warrantholder[s] [(i) for the purpose of (x) curing any ambiguity or to [correct]118 any defective provision [or mistake] contained herein or (y) [adding or changing]119 any other provisions with respect to matters or questions arising under this Agreement [as the Company may deem necessary or desirable and that the Company deems shall]120 not adversely affect the rights of the Warrantholder[s] under this Agreement, and (ii)] to provide for the delivery of Alternative Issuance pursuant to Section 6.4. All other modifications or amendments, including any modification or amendment to increase the Warrant Price or shorten the Exercise Period shall require the written consent of the Warrantholder[s]] [in place of the foregoing, certain Warrant Agreements included the following: not be amended, supplemented or modified except by a written instrument signed by all of the parties hereto]. Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period pursuant to Sections 5.1 and 5.2, respectively, without the consent of the Warrantholder[s].

9.10 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

118	In place of the bracketed language, certain Warrant Agreements included the following: curing, correcting or supplementing.
119	In place of the bracketed language, certain Warrant Agreements included the following: making.
120	In place of the bracketed language, certain Warrant Agreements included the following: that is not inconsistent with the provisions of this Agreement or the Warrant certificates and that will.

[Certain Warrant Agreements included the following:

9.11 Similar Terms. The terms and conditions of this Agreement (other than those related to number of shares, exercise price and vesting terms) are substantially similar to the material terms and conditions of any other warrant agreement (or side letter or similar agreement in respect thereof) entered into, or to be entered into, on or prior to the Closing, with any other similarly situated strategic investor operating in the United States of America in connection with the Transaction, including the PIPE Investment.]

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

[•]

By:
Name:
Title:

ZANITE ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Warrant Agreement]

EXHIBIT A

FORM OF WARRANT CERTIFICATE

[FACE]

Number [______]

WARRANT [•]121

THIS WARRANT SHALL BE VOID IF NOT EXERCISED PRIOR TO

THE EXPIRATION OF THE EXERCISE PERIOD PROVIDED FOR

IN THE WARRANT AGREEMENT DESCRIBED BELOW

EVE HOLDING, INC. (f/k/a ZANITE ACQUISITION CORP.)

Incorporated Under the Laws of the State of Delaware

CUSIP [            ]

Warrant Certificate

THIS WARRANT CERTIFICATE (“Warrant Certificate”) CERTIFIES THAT [                ], or registered assigns, is the registered holder of the warrant evidenced hereby (the “Warrant”) to purchase shares of Class A common stock, $0.0001 par value per share (“Common Stock”), of Eve Holding, Inc. (f/k/a Zanite Acquisition Corp.), a Delaware corporation (the “Company”). The Warrant entitles the holder, upon exercise during the period set forth in the Warrant Agreement referred to below, to receive from the Company that number of fully paid and non-assessable shares of Common Stock as set forth below, at the exercise price (the “Warrant Price”) as determined pursuant to the Warrant Agreement, payable in lawful money (or through “cashless exercise” as provided for in the Warrant Agreement) of the United States of America upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Company referred to below, subject to the conditions set forth herein and in the Warrant Agreement. Capitalized terms used but not defined in this Warrant Certificate shall have the respective meanings given to them in the Warrant Agreement.

The Warrant is initially exercisable for [up to] [•] fully paid and non-assessable shares Common Stock. No fractional shares shall be issued upon exercise of the Warrant. If, upon the exercise of the Warrant, a holder would be entitled to receive a fractional interest in a share Common Stock, the Company shall, upon exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to the holder of the Warrant. The number of shares of Common Stock issuable upon exercise of the Warrant is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

121	In place of the bracketed language, certain Warrant Agreements included the following: A/B/C/D/E.

The initial Warrant Price per share of Common Stock for the Warrant is equal to $[•]122 per share. The Warrant Price is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

Subject to the conditions set forth in the Warrant Agreement, the Warrant may be exercised only during the Exercise Period and to the extent not exercised by the end of such Exercise Period, the Warrant shall become void. The Warrant may be redeemed, subject to certain conditions, as set forth in the Warrant Agreement. [Certain Warrant Agreements included the following: The Warrant may be redeemed, subject to certain conditions, as set forth in the Warrant Agreement.]

Reference is hereby made to the provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall not be valid unless countersigned by the Company.

This Warrant Certificate shall be governed by, and construed in accordance with, the internal laws of the State of New York.

EVE HOLDING, INC.

By:
Name:
Title:

[•]

By:
Name:
Title:

122	In place of the bracketed language, certain Warrant Agreements included the following: $0.01/$11.50/$15.00.

2

FORM OF WARRANT CERTIFICATE

[Reverse]

The Warrant evidenced by this Warrant Certificate is part of a duly authorized issue of Warrant entitling the holder on exercise to receive shares of Common Stock is are issued or to be issued pursuant to a Warrant Agreement, dated as of [•] (as amended, supplemented or otherwise modified from time to time, the “Warrant Agreement”), duly executed and delivered by the Company and [•] (the “Warrantholder”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Warrantholder[s]. Capitalized terms used but not defined in this Warrant Certificate shall have the respective meanings given to them in the Warrant Agreement.

The Warrant may be exercised at any time during the Exercise Period set forth in the Warrant Agreement. The holder of the Warrant evidenced by this Warrant Certificate may exercise it by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Warrant Price as specified in the Warrant Agreement (or through “cashless exercise” as provided for in the Warrant Agreement) at the principal corporate trust office of the warrant agent.

The Warrant Agreement provides, that upon the occurrence of certain events, the number of shares of Common Stock issuable upon exercise of the Warrant set forth on the face hereof may, subject to certain conditions, be adjusted. If, upon exercise of the Warrant, the holder thereof would be entitled to receive a fractional interest in a share of Common Stock, the Company shall, upon exercise, round down to the nearest whole number of shares of Common Stock to be issued to the holder of the Warrant.

This Warrant Certificate, when surrendered at the principal corporate trust office of the Company by the Warrantholder in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate of like tenor evidencing the Warrant.

The Company and the warrant agent may deem and treat the Warrantholder as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and any distribution to the holder hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrant nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

3

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive [                ] shares of Common Stock and herewith tenders payment for such shares of Common Stock to the order of Eve Holding, Inc. (f/k/a Zanite Acquisition Corp.) (the “Company”) in the amount of $[                ] in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in its own name and that such shares of Common Stock be delivered to it, whose address is [                ]. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in its own name of and that such Warrant Certificate be delivered to it.

[Certain Warrant Agreements included the following:

In the event that the Warrant has been called for redemption by the Company pursuant to Section 8.1 of the Warrant Agreement and the Company has required cashless exercise pursuant to Section 8.3 of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with Section 5.3.1(b) and Section 8.3 of the Warrant Agreement.]

[Certain Warrant Agreements included the following:

In the event that the Warrant has been called for redemption by the Company pursuant to Section 8.1 of the Warrant Agreement and the Company has required cashless exercise pursuant to Section 8.3 of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with [Section 5.3.1(b)]123 and Section 8.3 of the Warrant Agreement.]

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of shares of Common Stock that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive shares of Common Stock. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in its own name and that such Warrant Certificate be delivered to it, whose address is [                ].

[Signature Page Follows]

Date: , 20
[•]

(Address)

123	In place of the bracketed language, certain Warrant Agreements referenced the following section: 5.4.1(b).

4

(Tax Identification Number)
[Certain Warrant Agreements included the following: Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (OR ANY SUCCESSOR RULE)).]

5